SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 11, 1998





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




    Maryland                         1-9317                      04-6558834
 (State or other                (Commission file               (IRS employer
 jurisdiction of                    number)                  identification no.)
 incorporation)


 400 Centre Street, Newton, Massachusetts                           02158
 (Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code:  617-332-3990

     THIS CURRENT REPORT CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL
RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE REGISTRANT UNDERTAKES NO OBLIGATION TO PUBLISH REVISED FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b) Unaudited Pro forma Consolidated Fianncial statements (set forth beginning on page F-1).


(c)  Exhibits.

     23.1     Consent of  Arthur Andersen LLP.

     23.2     Consent of  Arthur Andersen LLP.

     23.3     Consent of Ernst & Young LLP.

     99       Consent of Nominee Trustee.

                     HEALTH AND RETIREMENT PROPERTIES TRUST

              Unaudited Pro Forma Consolidated Financial Statements

         The following unaudited pro forma consolidated balance sheet at March 31, 1998 is intended to present the consolidated financial position of the Company as if the transactions described in the notes hereto were consummated at March 31, 1998. The following unaudited pro forma consolidated statements of income are intended to present the consolidated results of operations of the Company as if the transactions described in the notes had been consummated as of the beginning of the periods presented. These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate consolidated financial statements of the Company for the year ended December 31, 1997, incorporated herein by reference from the Company's Current Report on Form 8-K dated February 27, 1998 and the Company's unaudited consolidated financial statements for the quarter ended March 31, 1998, incorporated herein by reference from the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998. These unaudited pro forma consolidated financial statements are not necessarily indicative of the expected consolidated financial position or results of operations of the Company for any future period. Differences would result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, delays in the acquisition of certain properties and changes in property level operating expenses.

 HEALTH AND RETIREMENT PROPERTIES TRUST
 Pro Forma Consolidated Balance Sheet
 March 31, 1998
 (dollars in thousands, except per share amounts)
 (unaudited)


                                                                                          Recent         Proposed
                                                                   Historical        Acquisition (A)    Offering (B)   Pro Forma
                                                                   ----------        ---------------    ------------   ---------
                 ASSETS
 Real estate properties, at cost:
     Land                                                         $   288,933         $   3,165        $        -    $   292,098
     Buildings and improvements                                     1,958,782            28,485                 -      1,987,267
                                                                  -----------          --------         ---------    -----------
                                                                    2,247,715            31,650                 -      2,279,365
     Less accumulated depreciation                                   (123,652)                -                 -       (123,652)
                                                                  -----------          --------         ---------    -----------
                                                                    2,124,063            31,650                 -      2,155,713
 Real estate mortgages and notes, net                                  84,195                 -                 -         84,195
 Investment in Hospitality Properties Trust                           111,433                 -                 -        111,433
 Cash and cash equivalents                                             21,678            (6,650)          291,930        306,958
 Interest and rents receivable                                         20,419                 -                 -         20,419
 Deferred interest and finance costs, net, and other assets            27,463                 -                 -         27,463
                                                                  -----------          --------         ---------    -----------
                                                                  $ 2,389,251          $ 25,000        $  291,930    $ 2,706,181
                                                                  ===========          ========        ==========    ===========


    LIABILITIES AND SHAREHOLDERS' EQUITY

 Bank notes payable                                               $   160,000          $ 25,000        $ (185,000)   $         -
 Senior notes payable, net                                            499,851                 -                 -        499,851
 Mortgage notes payable                                                26,157                 -                 -         26,157
 Convertible subordinated debentures                                  209,818                 -                 -        209,818
 Accounts payable and accrued expenses                                 32,371                 -                 -         32,371
 Deferred rents                                                        33,448                 -                 -         33,448
 Security deposits                                                     17,818                 -                 -         17,818
 Due to affiliates                                                      7,141                 -                 -          7,141
 Dividend payable                                                      40,377                 -                 -         40,377

 Shareholders' equity:
     Preferred shares of beneficial interest,
       $.01 par value; 50,000,000 authorized; none issued                   -                 -                -                  -
     Common shares of beneficial interest, $.01 par value;
       125,000,000 and 150,000,000 shares authorized and
       pro forma, 106,256,403 and 131,256,403
       shares issued and outstanding and pro forma                      1,063                 -               250          1,313
     Additional paid-in capital                                     1,512,767                 -           476,680      1,989,447
     Cumulative net income                                            451,679                 -                 -        451,679
     Dividends                                                       (603,239)                -                 -       (603,239)
                                                                  -----------          --------         ---------    -----------
         Total shareholders' equity                                 1,362,270                 -           476,930      1,839,200
                                                                  -----------          --------         ---------    -----------
                                                                  $ 2,389,251          $ 25,000         $ 291,930    $ 2,706,181
                                                                  ===========          ========         =========    ===========

HEALTH AND  RETIREMENT  PROPERTIES  TRUST
Pro Forma  Consolidated  Statement  of Income
For the Three Months Ended March 31, 1998
(amounts in  thousands,  except per share data)
(unaudited)




                                                    1998           1600 Market     Recent                  Proposed
                                     Historical   Acquisitions(C)   Street (D) Acquisition (C)  Other (E)  Offering (F)  Pro Forma
                                     ----------  ---------------- ------------ --------------- ----------- -----------   -----------
Revenues:
      Rental income                   $ 66,894       $ 2,455        $ 4,721      $ 1,130            $ -          $ -      $ 75,200
      Interest and other income          5,058             -              -            -              -            -         5,058
                                                                                               ---------     --------
                                      ---------     ---------       --------    ---------                               -----------
           Total revenues               71,952         2,455          4,721        1,130              -            -        80,258
                                      ---------     ---------       --------    ---------      ---------     --------   -----------

Expenses:
      Operating expenses                13,502           338          1,915          339              -            -        16,094
      Interest                          13,651         1,028          1,869          406         (1,291)      (3,006)       12,657
      Depreciation and amortization     12,658           479            650          178              -            -        13,965
      General and administrative         3,619           104            145           40              -            -         3,908
                                      ---------     ---------       --------    ---------      ---------     --------   ----------
           Total expenses               43,430         1,949          4,579          963         (1,291)      (3,006)       46,624
                                      ---------     ---------       --------    ---------      ---------     --------   -----------

Income before equity in earnings of
      Hospitality Properties Trust      28,522           506            142          167          1,291        3,006        33,634
Equity in earnings of Hospitality
      Properties Trust                   1,327             -              -            -              -            -         1,327
Gain on equity transaction of
      Hospitality Properties Trust       1,532             -              -            -              -            -         1,532
                                      ---------     ---------       --------    ---------      ---------     --------   -----------

Income (loss) before
     extraordinary item               $ 31,381         $ 506          $ 142        $ 167        $ 1,291      $ 3,006      $ 36,493
                                      =========     =========       ========    =========      =========     ========   ===========

Weighted average shares outstanding    101,471                                                                             130,941
                                      =========                                                                          ==========

Basic and diluted earnings
      per common share:
Income (loss) before
      extraordinary item                $ 0.31                                                                              $ 0.28
                                      =========                                                                          ==========

HEALTH AND RETIREMENT PROPERTIES TRUST Pro Forma Consolidated Statement of Income For the Year Ended December 31, 1997 (amounts in thousands, except per share data) (unaudited)





                                                                     Second Quarter    Third Quarter    West 34th  Franklin
                                    Historical   GPI (G)   CSMC (H) Acquisitions (I) Acquisitions (I)  Street (J)  Plaza (K)
                                    ----------  ---------  -------- ---------------- ----------------  ----------  ----------
Revenues:
      Rental income                 $ 188,000   $ 11,959    6,831      $ 2,948          $ 3,179         $ 10,771   $ 9,614
      Interest and other income        20,863       (366)       -            -                -                -         -
                                    ----------  ---------  -------     --------         --------        --------   --------
           Total revenues             208,863     11,593    6,831        2,948            3,179           10,771     9,614
                                    ----------  ---------  -------     --------         --------        --------   --------

Expenses:
      Operating expenses               26,765      2,053    1,910            -              954            3,641     4,904
      Interest                         36,766     (1,216)   3,232        1,087            1,463            2,876     2,486
      Depreciation and amortization    39,330      4,156    1,119          627              501            1,869     1,334
      General and administrative       11,670      2,105      249          139              111              415       296
                                    ----------  ---------  -------     --------         --------        --------   --------
           Total expenses             114,531      7,098    6,510        1,853            3,029            8,801     9,020
                                    ----------  ---------  -------     --------         --------        --------   --------

Income (loss) before equity in
      earnings of Hospitality
      Properties Trust, gain on
      sale of properties and
      extraordinary item               94,332      4,495      321        1,095              150            1,970       594
Equity in earnings of Hospitality
     Properties Trust                   8,590          -        -            -                -                -         -
Gain on equity transaction of
     Hospitality Properties Trust       9,282          -        -            -                -                -         -
                                    ----------  ---------  -------     --------         --------        --------   --------
Income (loss) before gain on
     sale of properties and
     extraordinary item               112,204      4,495      321        1,095              150            1,970       594

Gain on sale of properties, net         2,898          -        -            -                -                -         -
                                    ----------             -------     --------         --------        --------   --------
Income (loss) before
     extraordinary item             $ 115,102    $ 4,495    $ 321      $ 1,095          $   150          $ 1,970   $   594
                                    ==========  =========  =======     ========         ========        ========   ========

Weighted average shares outstanding    92,168
                                    ==========

Basic and diluted earnings
     per common share:
Income (loss) before
     extraordinary item                $ 1.25
                                    ==========


                                   Bridgepoint  Fourth Quarter      Recent        1600 Market              Proposed
                                   Square (L)   Acquisitions(I)  Acquisitions (N) Street (M)   Other (O)  Offering (P)  Pro Forma
                                   -----------  --------------- ----------------  ----------  ---------  ------------  -----------
Revenues:
      Rental income                 $ 5,599        $ 8,461        $ 23,145         $ 18,883    $     -    $      -      $ 289,390
      Interest and other income           -              -               -                           -           -         20,497
                                   ---------       --------       ---------        ---------   --------   ---------    -----------
           Total revenues             5,599          8,461          23,145           18,883          -           -        309,887
                                   ---------       --------       ---------        ---------   --------   ---------    -----------

Expenses:
      Operating expenses              2,162          2,634           4,715            7,659          -           -         57,397
      Interest                        3,216          4,338           8,125            7,475     (6,395)    (12,025)        51,428
      Depreciation and amortization   1,175          1,269           4,147            2,601          -           -         58,128
      General and administrative        262            283             922              578          -           -         17,030
                                   ---------       --------                        ---------   --------   ---------    -----------
           Total expenses             6,815          8,524          17,909           18,313     (6,395)    (12,025)       183,983
                                   ---------       --------       ---------        ---------   --------   ---------    -----------

Income (loss) before equity in
      earnings of Hospitality
      Properties Trust, gain on
      sale of properties and
      extraordinary item             (1,216)           (63)          5,236              570      6,395      12,025        125,904
Equity in earnings of Hospitality
     Properties Trust                     -              -               -                -          -           -          8,590
Gain on equity transaction of
     Hospitality Properties Trust         -              -               -                -          -           -          9,282
                                   ---------       --------       ---------        ---------   --------   ---------    -----------
Income (loss) before gain on
     sale of properties and
     extraordinary item              (1,216)           (63)          5,236              570      6,395      12,025        143,776

Gain on sale of properties, net           -              -               -                -          -           -          2,898
                                   ---------       --------       ---------        ---------   --------   ---------    -----------
Income (loss) before
     extraordinary item              $(1,216)         $ (63)        $ 5,236         $   570    $ 6,395    $ 12,025     $ 146,674
                                   =========       ========       =========        =========   ========   =========    ===========

Weighted average shares outstanding                                                                                       130,725
                                                                                                                        ==========

Basic and diluted earnings
     per common share:
Income (loss) before
     extraordinary item                                                                                                    $ 1.12
                                                                                                                        ==========

                     HEALTH AND RETIREMENT PROPERTIES TRUST

         Notes To Unaudited Pro Forma Consolidated Financial Statements
                  (dollars in thousands, except per share data)

Consolidated Balance Sheet Adjustments

A. Represents the Company's acquisition in April 1998 of two commercial office properties located in Massachusetts (the "Recent Acquisition"). This acquisition was funded with available cash and by drawings under the Company's revolving line of credit.

B. Represents the proposed public offering of 25,000,000 common shares of beneficial interest of the Company ("Common Shares") at a per share price of $20.1875 (the "Proposed Offering"). Net proceeds will be used, in part, to repay amounts outstanding under the Company's revolving line of credit.

Consolidated Statement of Income Adjustments for the Quarter Ended March 31,
1998

C. Represents the increases in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Recent Acquisition and the Company's acquisitions during January 1998, February 1998 and March 1998 of two medical office properties and four commercial office properties located in Pennsylvania, four commercial office properties located in Texas, a medical office property located in Massachusetts, a commercial office property located in Maryland, one medical office property and two commercial office properties located in Minnesota and three medical office properties and a commercial office property located in Florida (collectively, "1998 Acquisitions"), and the increase in interest expense from the use of the Company's revolving line of credit to fund these acquisitions.

D. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition on March 30, 1998 of a commercial office property located at 1600 Market Street in Philadelphia, Pennsylvania ("1600 Market Street") and the increase in interest expense from the use of the Company's revolving line of credit to fund this acquisition.

E. Represents the net decrease in interest expense relating to the issuance of additional Remarketed Reset Notes, the issuance of 6.7% Senior Notes due 2005 in February 1998 (collectively the "1998 Notes") and the issuance of 6,977,575 common shares in February 1998 and March 1998; the proceeds of these offerings were used to repay amounts then outstanding on the Company's revolving credit facility.

F. Reflects the decrease in interest expense as a result of the Proposed Offering and the application of the net proceeds to the Company's revolving line of credit.

                     HEALTH AND RETIREMENT PROPERTIES TRUST

         Notes To Unaudited Pro Forma Consolidated Financial Statements
                  (dollars in thousands, except per share data)

Consolidated Statement of Income Adjustments for the Year Ended December 31,
1997

G. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of the government office properties ("Government Office Properties") from Government Property Investors, Inc ("GPI"). Also reflects the decrease in interest expense arising from the Company's issuance of common shares in a March 1997 offering, the proceeds of which were used in part to repay amounts then outstanding under the Company's revolving line of credit, net of an increase in interest expense related to the Company's assumption of certain debt in connection with the acquisition of the Government Office Properties.

H. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of two medical office properties and two parking structures located in Los Angeles, California ("CSMC"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund this acquisition.

I. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of a) a 200 unit retirement housing property located in Spokane, Washington and 20 medical office clinics and ancillary structures located in Massachusetts during the second quarter ("Second Quarter Acquisitions"), b) three medical and two commercial office buildings located in Pennsylvania during the third quarter ("Third Quarter Acquisitions") and c) a medical office property located in Colorado, a medical office property located in Maryland, a medical office property located in Rhode Island, three medical office properties located in California, and a medical office property located in Washington, D.C. during the fourth quarter ("Fourth Quarter Acquisitions"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

J. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of West 34th Street in New York City ("West 34th Street"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

K. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Franklin Plaza in Philadelphia, Pennsylvania ("Franklin Plaza"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

L. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Bridgepoint Square, Austin, Texas ("Bridgepoint Square"). Bridgepoint Square consists of five properties, of which one property was under construction at September 30, 1997 and one property was completed in July 1997. Also represents the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

M. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of 1600 Market Street, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

N. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's Recent Acquisition and 1998 Acquisitions (collectively, "Recent Acquisitions"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

                     HEALTH AND RETIREMENT PROPERTIES TRUST

         Notes To Unaudited Pro Forma Consolidated Financial Statements
                  (dollars in thousands, except per share data)

Consolidated Statement of Income Adjustments for the Year Ended December 31, 1997 - continued

O. Represents the net decrease in interest expense relating to the issuance of Remarketed Reset Notes in July 1997, the issuance of 6.75% Senior Notes in December 1997, the issuance of the 1998 Notes, the prepayment of Floating Rate Senior Notes in July 1997, and the issuance of common shares in February 1998 and March 1998.

P. Reflects the decrease in interest expense as a result of the Company's Proposed Offering and the application of net proceeds to the Company's revolving line of credit.

Q. The Company has proposed acquisitions, which include a medical office property located in California, a medical office property and a commercial office property located in Texas, three commercial office properties located in Ohio, three commercial office properties located in New Jersey, two commercial office properties located in Pennsylvania, a commercial office property located in Connecticut, a commercial office property located in Delaware, a commercial office property located in Massachusetts and a commercial office property located in New York (the "Proposed Acquisitions"), and which also include the Company's proposed acquisition of a property subject to a mortgage. Upon the consummation of the Proposed Acquisitions, adjusted pro forma total assets, total real estate investments, total borrowings and shareholders' equity at March 31, 1998 would be $2,813,501, $2,681,690, $843,146 and $1,839,200, respectively, for the three months ended March 31, 1998, adjusted pro forma total revenues, total expenses and net income would be $91,897, $52,669 and $42,087, respectively, and for the year ended December 31, 1997, adjusted pro forma total revenues, total expenses and net income would be $362,742, $210,551 and $171,859, respectively. The Proposed Acquisitions are subject to various closing conditions customary in real estate transactions, including, but not limited to, due diligence, Board of Trustees approval and final documentation; in the case of the mortgage, realization on collateral may involve foreclosure or other judicial proceedings. No assurances can be given as to when or if these Proposed Acquisitions will be consummated.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 HEALTH AND RETIREMENT PROPERTIES TRUST



                                 By: /s/ Ajay Saini
                                     -----------------------------------
                                     Ajay Saini, Treasurer and
                                     Chief Financial Officer

Date: May 11, 1998